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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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

Date of Report (Date of earliest event reported):                            October 20, 1994
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                        GREYHOUND FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                               1-7543                             94-1278569
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(State or Other Jurisdiction                 (Commission                     (I.R.S. Employer
       of Incorporation)                    File Number)                  Identification No.)



DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                                 85077
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(Address of principal executive offices)                                           (Zip Code)



Registrant's telephone number, including area code:                              602/207-6900
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Item 5.  Other Events.

         Greyhound Financial Corporation, the principal operating company of GFC Financial Corporation, announced on October 20, 1994 revenues, net income and selected financial data and ratios for the third quarter and nine months ended September 30, 1994 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

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                      Exhibits                                    Title
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
                         28                Press Release of Greyhound Financial Corporation
                                           dated October 20, 1994
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                        GREYHOUND FINANCIAL CORPORATION

                                  (Registrant)



Dated:  October 21, 1994           By      /s/  Bruno A. Marszowski
                                     __________________________________
                                     Bruno A. Marszowski, Senior Vice
                                     President, Chief Financial Officer
                                     Principal Financial Officer/
                                     Authorized Officer





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